EXHIBIT 24.1

                                POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints Brian F. Sullivan and Charles F. Karpinske, or either of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), the Registration Statement on Form S-3 of Recovery Engineering, Inc. (the "Registration Statement"), or any registration statement related to this offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act ("462(b) Registration Statement") and any or all amendments (including post-effective amendments) to the Registration Statement or a 462(b) Registration Statement, with all exhibits thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

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            SIGNATURE                                TITLE                            DATE
-------------------------------- --------------------------------------------- ------------------
        /S/ BRIAN F. SULLIVAN    President, Chief Executive Officer and        February 24, 1998
------------------------------   Director (Principal Executive Officer)
           Brian F. Sullivan

      /S/ CHARLES F. KARPINSKE   Vice President and Chief Financial Officer    February 24, 1998
------------------------------   (Principal Financial and Accounting Officer)
         Charles F. Karpinske

        /S/ ROBERT GHEEWALLA     Director                                      February 12, 1998
------------------------------
           Robert Gheewalla

          /S/ JOHN E. GHERTY     Director                                      February 10, 1998
------------------------------
             John E. Gherty

         /S/ SANJAY H. PATEL     Director                                      February 18, 1998
------------------------------
            Sanjay H. Patel

       /S/ WILLIAM D. THOMPSON   Director                                      February 16, 1998
------------------------------
         William D. Thompson

     /S/ WILLIAM F. WANNER, JR.  Director                                      February 24, 1998
------------------------------
        William F. Wanner, Jr.

                                 Director                                      February   , 1998
------------------------------
            Ronald W. Weber

     /S/ RICHARD J. ZECKHAUSER   Director                                      February 10, 1998
------------------------------
        Richard J. Zeckhauser

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